                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: April 18, 2001
                          ----------------------------

                        (Date of earliest event reported)

                     NISSAN AUTO RECEIVABLES CORPORATION II
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2001-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
          DELAWARE                            333-51224-01                               51-6520730
(State or Other Jurisdiction             (Commission File Number)             (I.R.S. Employer Identification No.)
       of Incorporation)
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                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                         ------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS

               On April 26, 2001 Nissan Auto Receivables Corporation II ("NARC II") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of April 26, 2001, pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On April 26, 2001, Nissan Auto Receivables 2001-B Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of February 20, 2001, as amended by the Amended and Restated Trust Agreement, dated as of April 26, 2001, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of April 26, 2001 (the "Sale and Servicing Agreement"), by and among the Trust, NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on April 26, 2001, the Trust caused the issuance, pursuant to an Indenture, dated as of April 26, 2001 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of certain notes, issued in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance of $1,203,537,000, were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Salomon Smith Barney Inc. and SG Cowen Securities Corporation as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated April 18, 2001 (the "Underwriting Agreement"), by and among NARC II, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-51224-01).

               Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

               Attached as Exhibit 1.1 is the Underwriting Agreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.

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
        Exhibit No.                Description
        -----------                -----------
        Exhibit 1.1                Underwriting Agreement, dated April 18, 2001,
                                   among NARC II, NMAC and Merrill Lynch,
                                   Pierce, Fenner & Smith Incorporated, on
                                   behalf of itself and as a representative of
                                   the several Underwriters.
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

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        NISSAN AUTO RECEIVABLES CORPORATION II


                                        By:       /s/   Joji Tagawa
                                             -----------------------------------
                                             Name:  Joji Tagawa
                                             Title: Treasurer
Date:  April 26, 2001

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

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
Exhibit No.                   Description
-----------                   -----------
Exhibit 1.1                   Underwriting Agreement, dated April 18, 2001,
                              among NARC II, NMAC and Merrill Lynch, Pierce,
                              Fenner & Smith Incorporated, on behalf of itself and as a representative of the several
                              Underwriters.
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